Exhibit 99.2

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CLP Resources, Inc.
Background Information

Labor Ready, Inc. (NYSE: LRW) to Acquire
CLP on May 27, 2005

Safe Harbor Statement

Cautionary Note about Forward-Looking Statements

Certain statements made by us in this presentation that are not historical facts or that relate to future plans, events or performances are forward-looking statements within the meaning of the federal securities laws. Our actual results may differ materially from those expressed in any forward-looking statements made by us. Forward-looking statements involve a number of risks and uncertainties including, but not limited to, the risks described in the Company’s press release which is also filed with these slides on a Form 8-K dated May 26, 2005 and the most recent 10-K and 10-Q filings. All forward-looking statements are qualified by those risk factors.

Company Overview

The premier platform to build the leading national player in the skilled trades staffing industry.

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Diversified Revenue Base	Large Network of Tradespeople	Experienced Management Team	Significant Growth Opportunities

Market Leader

CLP is one of the largest companies to focus exclusively on skilled trades staffing.

•                  Pioneered the skilled trades staffing industry in 1987

•                  50 branches in 20 states across the U.S.

•                  4,500 active customers(1)

•                  10,000 active Tradespeople(2)

CLP Geographic Reach

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(1)                               Approximate number of customers served in 2004.

(2)                               Approximate number of Tradespeople employed in 2004.

Revenue Breakdown

CLP’s diversified client base helps mitigate downturns in any particular end-market.

Revenue by End Markets YTD September 2004

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Customers

CLP provides skilled trades to commercial, high-end residential and industrial contractors, and facilities management companies.

•                  4,500 active customers

•                  No single customer accounts for more than 2% of revenue

•                  Target customer: small to mid-sized contractors (10 to 250 employees)

•                  Lack in-house staffing capabilities

•                  Place a premium on skill quality

•                  Experience fluctuations in project volume

•                  Satisfied Clients: Over 37% of customers have at least four years of tenure with CLP

Recruiting and Workforce

CLP recruits talented skilled Tradespeople.

•                  Valuable Proprietary Database – 40,000 Tradespeople tracked in recruiting database. More than 10,000 employed by CLP in 2004

•                  Loyal Workforce – On average, almost 30% of Tradespeople have in excess of two years and over 50% have in excess of one year tenure with CLP

•                  Skilled Tradespeople – Average wage rate of approximately $18.50 per hour

•                  Semi-Skilled Labor – 33% of revenues with $12 per hour wage rates

Average Hourly Wages

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Technology

CLP’s proprietary system enables management to monitor the business on a real-time basis.

•                  Customer and worker contact history

•                  Customer setup and approval

•                  Job orders and worker assignments

•                  Billing and payroll

•                  Safety management

•                  Customer service and satisfaction tracking

TempNet System

Contact History

Customer Setup

Job Orders

CSAT

Worker Assignments

Billing/Payroll

Experienced Management Team

CLP is led by a veteran management team with extensive experience in the staffing and construction industries.

Senior Management Team

Position	Functional Experience (years)	Tenure with Company (years)
Chief Executive Officer	37	6
Chief Financial Officer	29	5
VP of Sales and Marketing	30	5
VP of Human Resources	35	1
VP of New Markets	12	12
Division VP - Northwest	12	12
Division VP - Southwest	18	3
Division VP - East	16	1

Significant Growth Opportunities

CLP management is executing a strategy to build the dominant national player in the fragmented temporary skilled trades staffing industry.

Teaming up with Labor Ready

	Diversification of skilled trades offerings	Expansion into New Markets where Labor Ready already has a presence	Cross-selling Opportunities with Labor Ready’s 100,000 Construction Customers	Recruiting Potential of Labor Ready’s 800+ Branch Network and 600,000 Employees

Attractive Industry	Construction is expected to be the only U.S. goods-producing industry with employment growth during the next 10 years (Bureau of Labor Statistics, 2012 Projections)

Attractive Industry Dynamics

Labor Ready and CLP – A Powerful Combination

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Leading Supplier of Temporary Construction Labor

•                  Turnkey Skilled Trades Staffing Leader – CLP’s strong brand and national footprint will position LRW to lead the temporary skilled trades staffing industry

•                  Broadest Service Offering – Similar target customer profile creates opportunity to promote skilled trades and day labor to broader customer base

•                  Dramatic Growth Potential – Labor Ready’s broad footprint will allow CLP to accelerate its U.S. growth plan and expand internationally

•                  Recruiting Powerhouse – Equipped with proper screening tools, Labor Ready’s huge network of branch offices will be an invaluable source of Tradespeople for CLP

CLP’s 2005 Financial Impact

CLP’s results are expected to be accretive to Labor Ready’s earnings per share for 2005.

•      CLP’s 2004 Audited Results

•      Revenues: $114 Million

•      Income from Operations: $6.7 Million

•      Depreciation and Amortization: $0.8 Million

•      EBITDA(2): $7.5 Million

•      CLP’s 2005 Estimated Results (7 months: June – December) (1)

•      Revenues: $80 Million

•      Income from Operations: $4.0 Million

•      Depreciation and Amortization: $2.0 Million

•      EBITDA(2): $6.0 Million

(1) Preliminary and subject to change.

(2) EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) is a non-GAAP (Generally Accepted Accounting Principles) measure; our estimated EBITDA was derived by adding back depreciation and amortization to the line item Income from Operations that is presented in our financial statements that are prepared in accordance with GAAP.